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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2005 (July 15, 2005)

                        PERICOM SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

             0-27026                               77-0254621
     (Commission File Number)         (I.R.S. employer identification No.)

                             3545 North First Street
                           San Jose, California 95134
           (Address of Principal Executive Office, Including Zip Code)

                                 (408) 435-0800
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

On July 19, 2005, Pericom Semiconductor Corporation (the "Company") announced that it has completed its investment in AKER Technology Co., LTD, Taiwan as previously announced on April 19, 2005. This privately negotiated investment of 400 million New Taiwan Dollars (approximately $12.5 million) gives Pericom approximately a 42% interest in AKER, making Pericom AKER's largest shareholder. AKER is traded on the Taiwan OTC Exchange (TWO) under the symbol AKER, Code 6174.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           99.1 Press release, dated as of July 19, 2005, titled "Pericom Semiconductor Completes Investment in Major Taiwanese Frequency Control Products Supplier".

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PERICOM SEMICONDUCTOR CORPORATION
                                        (Registrant)

Date:  July 19, 2005                    By:  /s/  Michael D. Craighead
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                                             Michael D. Craighead
                                             Chief Financial Officer

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